(NOAH FUND LOGO)

                                 1-800-794-6624
                                 1-800-794-NOAH

                                 ANNUAL REPORT
                                OCTOBER 31, 1997

THE NOAH FUND
A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.

(NOAH FUND LOGO)
December 9, 1997

Dear Shareholder:

  Thank you for your continued confidence in and, therefore, investment in the NOAH FUND. We are proud to announce the results of operations for the year ending October 31, 1997.

  The NOAH FUND started investing on May 17, 1996, and has obtained a cumulative 32.81% return from the Fund's commencement of operation through October 31, 1997. This year from January 1st to October 31st, the NOAH FUND was up 23.41%, the NASDAQ Composite Index was up 23.85% and the S&P 500 was up 25.31%. Since then, the figures have improved. Since inception on May 17, 1996 to December 9, 1997, NOAH FUND is up cumulatively 43.2%. From January 1, 1997 to December 9, 1997, NOAHFUND is up 33.0%. If you had invested $10,000 on May 17, 1996, it would be worth $14,315 as of December 9, 1997 and $10,000 invested on January 1, 1997 would be worth $13,022. 1<F1> We are happy to have you aboard and to be able to have gotten such results in the past, however, past performance is just that. It is our long term philosophy and socially responsible investing that we hope you will continue to agree with. There is no time like the present to get involved in dollar cost averaging.2<F2>

  After an arduous search, we have obtained as our Sub-Investment Advisor, Geewax, Terker and Company, who generally follow for their clients a philosophy of being fully invested in Large Cap Long Term Growth with low risk. NOAH FUND has been managed with the same philosophy, since its inception. John Geewax had his BS, MBA, and Ph.D.(ABD) from the University of Pennsylvania by the time he was 22 years of age. While teaching at the Wharton School, he developed the investment strategy with Bruce Terker. Together, Geewax, Terker and Company manage over $2.5 Billion. THEIR MINIMUM INVESTMENT FOR AN INDIVIDUAL IS NORMALLY $5,000,000; HOWEVER, IN THE NOAH FUND THEIR ADVICE CAN BE OBTAINED FOR A $1,000 INVESTMENT. We are indeed blessed to have Geewax, Terker and Company actively involved with the Management of the NOAH FUND portfolio. NOAH FUND does not invest in alcohol, tobacco, gambling, pornography or abortion.

  Your management company charges a 1% management fee and is proud of its commitment of donating 10% of its 1% management fee to missions as a charitable contribution. Again this year, World Vision, Inc. and Campus Crusade for Christ International, Inc. will be the recipients. Naturally, this comes from the management company and NOT from the FUND, so it has no effect on the monetary value of your investments.

  We are grateful to be able to serve you and believe our Large Cap Low Risk Growth Stock strategy will continue to bring excellent results with very low risk. We are happy to have you as an investor and hope to retain your confidence by producing such results over the LONG TERM with a minimum of risk. We want you to know that you can check the NOAH FUND net asset value each evening after 5:30 P.M. Eastern Time by calling 1-800-794-NOAH then pressing 2 when the voice comes on. For the NOAH FUND website, which is under construction, you will be able to get it on the Internet at "http://www.NOAHFUND.com."

  If you need to know about anything further, please call me at (610) 651-0460.
     Very truly yours,
                                          /s/ William L. Van Alen, Jr.

                                          William L. Van Alen, Jr.
                                          President, NOAH FUND

1<F1>Past performance is, of coarse, no guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

2<F2>Dollar cost averaging is putting money in over a period of time in equal monthly installments. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.

                       THE NOAH FUND:  TOTAL RETURNS VS.
                     THE S&P 500 AND NASDAQ COMPOSITE INDEX


date   The Noah Fund             S&P 500     NASDAQ Composite Index
5/17/96*<F3> $10,000             $10,000             $10,000
7/31/96       $9,871              $9,605              $8,707
10/31/96     $10,590             $10,645              $9,851
1/31/97      $11,454             $11,924             $11,133
4/30/97      $12,097             $12,212             $10,182
7/31/97      $14,215             $14,613             $12,890
10/31/97     $13,281             $14,064             $12,899

*<F3>inception date
Past performance is not predictive of future performance.

                                       FOR THE PERIOD ENDED OCTOBER 31, 1997
                                                ANNUALIZED SINCE
                                           COMMENCEMENT OF OPERATIONS
                                           --------------------------
            Noah Fund                                  21.4%
            S&P 500                                    26.3%
            NASDAQ Composite                           19.0%

  The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on May 17, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
  Investments, at value (cost $820,384)                            $962,282
  Deferred organization charges (net of amortization)                 6,246
  Receivable from Manager                                            39,629
  Dividends and interest receivable                                   1,112
  Other assets                                                        4,074
                                                                 ----------
     Total Assets                                                 1,013,343
                                                                 ----------
LIABILITIES:
  Accrued expenses and other liabilities                             51,627
                                                                 ----------
NET ASSETS                                                         $961,716
                                                                  =========

NET ASSETS CONSIST OF:
  Capital stock                                                    $814,615
  Accumulated undistributed net realized gain on investments          5,203
  Net unrealized appreciation on investments                        141,898
                                                                 ----------
     Total Net Assets                                              $961,716
                                                                  =========

  Shares outstanding (500,000,000 shares of $0.001 par
    value authorized)                                                72,696
  Net Asset Value, Redemption Price and Offering Price Per Share     $13.23
                                                                     ======

See notes to the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:
   Dividend income (Net of foreign withholding taxes of $88)        $9,061
   Interest income                                                   1,259
                                                                  --------
   Total investment income                                          10,320
                                                                  --------
EXPENSES:
   Management fee                                                    6,566
   Administration fee                                               21,458
   Shareholder servicing and accounting costs                       34,913
   Custody fees                                                      3,172
   Federal and state registration                                   13,835
   Professional fees                                                19,551
   Amortization of deferred organization charges                     2,042
   Reports to shareholders                                           2,984
   Distribution expense                                                402
   Other                                                               945
                                                                  --------
   Total expenses before reimbursement                             105,868
      Less:  Reimbursement from Manager                            (94,353)
                                                                  --------
      Net Expenses                                                  11,515
                                                                  --------
NET INVESTMENT LOSS                                                 (1,195)
                                                                  --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                  5,357
   Change in unrealized appreciation on investments                126,582
                                                                  --------
      Net realized and unrealized gain on investments              131,939
                                                                  --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $130,744
                                                                  ========

See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                 MAY 17, 1996(1)
                                                     YEAR ENDED      THROUGH<F4>
                                               OCTOBER 31, 1997 OCTOBER 31, 1996
                                               ----------------- ---------------
OPERATIONS:
  Net investment income (loss)                           $(1,195)        $854
  Net realized gain on investments                          5,357         151
  Change in unrealized appreciation on investments        126,582      15,316
                                                        ---------   ---------
  Net increase in net assets from operations              130,744      16,321
                                                        ---------   ---------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                               438,766     449,558
  Proceeds from shares issued to holders in reinvestment
    of dividends                                            1,662          --
  Cost of shares redeemed                                (73,472)          --
                                                        ---------   ---------
  Net increase in net assets from capital
    share transactions                                    366,956     449,558
                                                        ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (1,712)          --
  Net realized gains                                        (151)          --
                                                        ---------   ---------
  Total distributions                                     (1,863)          --
                                                        ---------   ---------
TOTAL INCREASE IN NET ASSETS                              495,837     465,879
                                                        ---------   ---------
NET ASSETS:
  Beginning of period                                     465,879           0
                                                        ---------   ---------
  End of period (including undistributed net investment
    income of $1,712 for the period ended
    October 31, 1996)                                    $961,716    $465,879
                                                        =========   =========

(1)<F4>Commencement of operations.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                 MAY 17, 1996(1)
                                                     YEAR ENDED      THROUGH<F5>
                                               OCTOBER 31, 1997 OCTOBER 31, 1996
                                               ---------------- ----------------
Per Share Data:
Net asset value, beginning of period                       $10.59      $10.00
Income from investment operations:
  Net investment income (loss)                          (0.01)(2)<F6>    0.04
  Net realized and unrealized gain on investments            2.69        0.55
                                                        ---------   ---------
  Total from investment operations                           2.68        0.59
                                                        ---------   ---------
Less distributions from:
  Net investment income                                    (0.04)          --
  Net realized gains                                         0.00          --
                                                        ---------   ---------
  Total distributions                                      (0.04)          --
                                                        ---------   ---------
Net asset value, end of period                             $13.23      $10.59
                                                         ========    ========

Total Return (3)<F7>                                       25.41%       5.90%
Supplemental data and ratios:
  Net assets, end of period                              $961,716    $465,879
  Ratio of expenses to average net assets (4)<F8>(5)<F9>    1.75%       1.42%
  Ratio of net investment income (loss) to average
    net assets (4)<F8>(5)<F9>                             (0.18%)       0.86%
  Portfolio turnover rate                                  27.07%      21.61%
  Average commission rate paid                            $0.2385     $0.2173

(1)<F5>Commencement of operations.
(2)<F6>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F7>Not annualized for the period May 17, 1996 through October 31, 1996.
(4)<F8>Annualized for the period May 17, 1996 through October 31, 1996.
(5)<F9>Without expense waivers of $94,353 and $47,931 for the periods ending October 31, 1997 and October 31, 1996, respectively, the ratio of expenses to average net assets would have been 16.08% and 49.81% and the ratio of net investment (loss) to average net assets would have been (14.51)% and (47.52)%.

See notes to the financial statements.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    NUMBER
 OF SHARES                                                       MARKET VALUE
 ---------                                                       ------------
            COMMON STOCKS -- 94.8%

            BANKING -- 4.4%
       700  NationsBank Corporation                                   $41,912
                                                                     --------

            BUSINESS SERVICES -- 6.9%
       900  Automatic Data Processing, Inc.                            46,013
       700  First Data Corporation                                     20,344
                                                                     --------
                                                                       66,357
                                                                     --------

            COSMETICS & SOAP -- 13.3%
       600  Colgate-Palmolive Company                                  38,850
       500  Gillette Company                                           44,531
       650  The Procter & Gamble Company                               44,200
                                                                     --------
                                                                      127,581
                                                                     --------

            CHEMICALS -- 1.8%
       300  du Pont (E.I.) de Nemours & Company                        17,063
                                                                     --------

            DRUGS -- 21.6%
       700  Abbott Laboratories                                        42,919
       700  Medtronic, Inc.                                            30,450
       500  Merck & Co., Inc.                                          44,625
       800  Pfizer, Inc.                                               56,600
       600  Schering-Plough Corporation                                33,637
                                                                     --------
                                                                      208,231
                                                                     --------

            ELECTRICAL EQUIPMENT --  4.6%
       850  Emerson Electric Company                                   44,572
                                                                     --------

            ELECTRONICS -- 4.5%
       700  Hewlett-Packard Company                                    43,181
                                                                     --------

            ENTERTAINMENT & LEISURE -- 3.3%
       700  McDonald's Corporation                                     31,369
                                                                     --------

            FINANCIAL SERVICES -- 4.5%
       900  Fannie Mae                                                 43,594
                                                                     --------

            FOOD & BEVERAGES -- 11.8%
       700  The Coca-Cola Company                                      39,550
       300  CPC International, Inc.                                    29,700
     1,200  PepsiCo, Inc.                                              44,175
                                                                     --------
                                                                      113,425
                                                                     --------

            INSURANCE -- 6.8%
       450  American International Group, Inc.                         45,928
       100  General Re Corporation                                     19,719
                                                                     --------
                                                                       65,647
                                                                     --------

            MISCELLANEOUS -- 2.8%
       300  Minnesota Mining & Manufacturing Company                   27,450
                                                                     --------

            OIL-INTERNATIONAL -- 2.2%
       400  Royal Dutch Petroleum Company - NYS                        21,050
                                                                     --------

            RETAIL -- 3.5%
       600  Home Depot, Inc.                                           33,375
                                                                     --------

            SAVINGS & LOAN -- 2.8%
       700  Federal Home Loan Mortgage Corporation                     26,512
                                                                     --------

            Total Common Stocks (Cost $769,421)                       911,319
                                                                     --------
 PRINCIPAL
    AMOUNT
 ---------
            SHORT-TERM INVESTMENTS -- 5.3%
            VARIABLE RATE DEMAND NOTES*<F10> -- 5.3%
   $26,749  Johnson Controls, Inc., 5.185%                             26,749
    24,214  Wisconsin Electric Power Co., 5.2054%                      24,214
                                                                     --------
            Total Short-Term Investments (Cost $50,963)                50,963
                                                                     --------
            Total Investments -- 100.1% (Cost $820,384)               962,282
                                                                     --------
            Other Assets and Liabilities -- (0.1%)                      (566)
                                                                     --------
            TOTAL NET ASSETS -- 100.0%                               $961,716
                                                                     ========

NYS -     New York Shares
  * -<F10>Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 1997.

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  The Noah Investment Group, Inc. (the "Company") was incorporated under the laws of the state of Maryland on December 16, 1992, and consists solely of The Noah Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth. The Fund became effective with the SEC on May 10, 1996 and commenced operations on May 17, 1996.

  The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $17,797, have been paid by the Manager and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. On December 12, 1996, one of the original stockholders redeemed his shares which consisted of 50 percent of the seed money. This stockholder's proceeds were reduced by 50 percent of the unamortized deferred organization asset ($15,756 at that time). The unamortized deferred organization asset was reduced to $7,878 after the adjustment. The adjusted balance will be amortized over the remaining amortization period, not to exceed sixty months from the Fund's commencement of operations.

  The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Fund were as follows:

                                                                   MAY 17, 1996
                                                    YEAR ENDED        THROUGH
                                               OCTOBER 31, 1997 OCTOBER 31, 1996
                                                --------------- ----------------
  Shares sold                                            35,309        44,000
  Shares issued to holders in reinvestment
    of dividends                                            152            --
  Shares redeemed                                       (6,765)            --
                                                        -------       -------
  Net increase                                           28,696        44,000
                                                        =======       =======

3. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 1997, were as follows:

  Purchases:
    U.S. Government                                       $26,744
    Other                                                 475,057
  Sales:
    U.S. Government                                         3,682
    Other                                                 169,876

  At October 31, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

               Appreciation                          $163,434
               (Depreciation)                        (23,064)
                                                     -------
               Net appreciation on investments       $140,370
                                                     =======

  At October 31, 1997, the cost of investments for federal income tax purposes was $821,912.

  For the year ended October 31, 1997, 81.1% of the ordinary distributions paid qualifies for the dividend received deduction available to corporate stockholders.

4. AGREEMENTS

  The Fund has entered into a Management Agreement with Polestar Management Company ("Polestar Management"). Pursuant to its Management Agreement with the Fund, the Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

  The Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.75% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated upon approval of the Board of Directors.

  Rittenhouse Financial Services, Inc. ("Rittenhouse") has been retained by Polestar Management to serve as the Fund's sub-investment adviser. See note 6 below.

  The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. The Distribution Plan expired on March 1, 1997 as it was not renewed by the Board of Directors of the Fund. At October 31, 1997, the amount accrued but unpaid pursuant to the Distribution Plan amounted to $402.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5. RELATED PARTY TRANSACTIONS

  Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the year ended October 31, 1997, the Fund incurred $11,550 for such services.

6. SUBSEQUENT EVENTS

  The sub-advisory agreement between Polestar Management and Rittenhouse will be terminated. Polestar Management plans to replace Rittenhouse with Geewax, Terker and Company in January 1998.

  Effective January 1, 1998, Declaration Service Company will replace Firstar Trust Company as transfer agent, administrator and accounting services agent for the Fund. Declaration Distributors, Inc. will act as underwriter/distributor of the Fund. CoreStates Bank will replace Firstar Trust Company as custodian for the Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Noah Investment Group, Inc.:

We have audited the accompanying statement of assets and liabilities of The Noah Fund (the "Fund"), a portfolio of The Noah Investment Group, Inc., (a Maryland Corporation), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended October 31, 1997 and the period from May 17, 1996 (commencement of operations) through October 31, 1996 and the financial highlights for each of the periods presented. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Noah Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 1997 and the period from May 17, 1996 (commencement of operations) through October 31, 1996, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
November 19, 1997.

                       Investment and Management Services
                          POLESTAR MANAGEMENT COMPANY
                      RITTENHOUSE FINANCIAL SERVICES, INC.

                                   Custodian
                             FIRSTAR TRUST COMPANY

                         Transfer, Dividend Disbursing
                         And Accounting Services Agent
                             FIRSTAR TRUST COMPANY